Caballo Blanco Property Sale	12 Months Ended
Dec. 31, 2017
Acquisitiondate Fair Value Of Total Consideration Transferred Abstract
Disclosure of Property Sale Explanatory
5.	CABALLO BLANCO PROPERTY SALE

On July 20, 2016 (“closing date”), the Company sold the Caballo Blanco Property to Candelaria Mining Corp. Total consideration paid was $12,500 in cash and the assumption of the $5,000 (present value - $4,656) contingent liability payable to Goldgroup Mining Inc. This equates to a fair value of $17,156 on the closing date. The Company recorded a loss on disposal of $856. Prior to disposal, the property was classified as an asset held for sale and an impairment charge of $12,737 was recorded to reduce the carrying amount to its fair value.